EXHIBIT 99.1

Mawson Infrastructure Group Inc. Announces Monthly Operational Update for December 2024

Digital Colocation Monthly Revenue grew 69% Y/Y from December 2023

Total Current Operating Hash Rate (EH) about 4.98 EH/s and expected to grow to about 5.10 EH/s given new developments announced in early January 2025

Recently Executed 20 MW Digital Asset Colocation Agreement with New Enterprise-Grade Customer

Current Total Operating Capacity of 129 MW, expected to grow to 153 MW upon Ohio facility completion later in 2025

MIDLAND, Pa., Jan. 14, 2025 (GLOBE NEWSWIRE) -- Mawson Infrastructure Group Inc. (NASDAQ: MIGI) (“Mawson” or “the Company”), a publicly-traded technology company focused on digital infrastructure platforms for artificial intelligence (AI), high-performance computing (HPC), and digital assets markets, today announced its unaudited business and operational update for December 2024.

Rahul Mewawalla, CEO and President said, “We are delighted with what has been a transformational 2024 year for the company and a great start to the new year 2025. During 2024 and early 2025, we delivered significant upgrades and advancements to our strategic, technological and operational capabilities, drove robust year-on-year and monthly revenue growth across our digital colocation business, acquired and signed several enterprise-grade customers, drove innovation and built what has become one of the largest digital colocation businesses amongst our publicly-traded peers, expanded into new market offerings such as artificial intelligence and high-performance computing in addition to digital assets, we have onboarded leaders and team members with expertise from technology companies like Amazon Web Services and Apple, we were featured in the Financial Times, Reuters, Newsweek, Forbes, Fast Company amongst others, and were recently invited by NASDAQ to ring the Closing Bell. I am truly grateful to the entire organization and ecosystem including our employees, customers and partners. We are looking forward to the year ahead and what we will together accomplish in 2025.”

Unaudited financial and operational highlights for December 2024:

  Digital Colocation Monthly Business Revenue was up 69% Y/Y, to about $4.49 million growing from $2.66 million in December 2023, and up 8% M/M growing from $4.18 million in November 2024.
  Total Monthly Revenue up 7% M/M to about $5.26 million from $4.9 million in November 2024.
  Monthly Energy Management Business Revenue was up 25% M/M from $0.33 million in November 2024 to $0.41 million in December 2024 and Digital Assets Mining Monthly Business Revenue was $0.36 million.
  Total Current Operating Hash Rate (EH) is about 4.98 EH/s (exahashes per second)
  Mawson recently signed a new digital colocation customer agreement with a NASDAQ-listed publicly traded company as a customer on January 3, 2025
    Digital colocation services for 5,880 miners or approximately 20 MW at Mawson’s facilities, initial digital colocation customer agreement term is for 12 months, and the parties can extend upon mutual agreement.
    Further strengthens Mawson’s position as a leading industry provider of digital infrastructure and colocation services in the attractive PJM market, which is North America’s largest competitive and deregulated wholesale power market.
    Upon completion of this deployment, Mawson expects to operate and manage approximately 41,500 miners.
    Combined Total Current Operating Hash Rate (EH) expected to increase to about 5.10 EH/s (includes colocation and self-mining across our facilities).1
  Company also has an additional site in Ohio under development which is expected to add an initial 24 MW to the Company’s currently operating 129 MW across its sites, growing the Company’s total operating capacity to 153 MW, upon completion with further potential expansion of its hashrate.
  Mawson supports innovative, agile, efficient, and scalable approaches to AI infrastructure and compute, and invites AI/HPC ecosystem companies to discuss opportunities to collaborate on artificial intelligence, high-performance and accelerated computing solutions.

Conferences and Events Update

Mawson has planned for its CEO and President, Rahul Mewawalla, and members of management to join the following upcoming conferences and events. Please contact IR@Mawsoninc.com for further information.

  Pacific Telecommunications Council Annual Conference – January 19-22, 2025
  ROTH Capital Chat with CEO Event – January 29, 2025
  AGP Annual Virtual Technology Conference – February 12, 2025
  Northland Capital Markets Fireside Chat with CEO – February 27, 2025
  Data Center World – March 12-13, 2025
  37th Annual ROTH Capital Conference – March 17-18, 2025
  NVIDIA GTC AI Conference – March 17-21, 2025
  Data Center Dynamics Connect – March 24-25, 2025
  Mining Disrupt – March 25-27, 2025
  InfraAI Global Summit – March 26-27, 2025

About Mawson Infrastructure

Mawson Infrastructure Group (NASDAQ: MIGI) is a technology company providing next-generation infrastructure platforms for AI, HPC, and digital assets. Our innovation, technology, and operational expertise enables us to operate and optimize digital infrastructure to accelerate the digital economy including artificial intelligence, high-performance computing solutions, and digital assets using a carbon-free energy approach.

For more information, visit: https://www.mawsoninc.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets and cryptocurrencies, further or new regulation of digital assets, cryptocurrencies and AI, the evolution of AI and HPC market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, and Mawson’s Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2024, August 19,2024, November 14, 2024, and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

For more information, visit us at https://www.mawsoninc.com

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Investor Contact:
Investor Relations Team
IR@mawsoninc.com

Partnerships Contact:
Partnerships Team
Partnerships@mawsoninc.com

Media and Press Contact:
Media Relations Team
mediarelations@mawsoninc.com

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1 Current Operating Hash Rate is based on the nameplate hash rate of the miners currently deployed